UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

December 27, 2007

_____________________________

Date of Report (Date of earliest event reported)

NEXTMART, INC.

_____________________________________________________________________________________________

(Exact name of registrant as specified in its charter)

Delaware

       000-26347

410985135

___________________________________________________________________________________________

(State or other jurisdiction                                     (Commission

(IRS Employer

 of incorporation)                                                     File Number)

 Identification No.)

NextMart Inc. Oriental Plaza Bldg. W3, Twelfth Floor

1 East Chang'an Avenue, Dongcheng District, Beijing, 100738 PRC ___________________________________________________________________________________________

(Address of principal executive offices)                                      (Zip Code)

Registrant’s telephone number, including area code:  (888) 865-0901 x 322

None

_____________________________________________________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03     Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On December 27, 2007, Mr. Walter Beach resigned as a member of our Board of Directors.

On January 4, 2008, Mr. Yu Bing resigned as a member of our Board of Directors.

Neither Mr. Beach nor Mr. Bing expressed a disagreement with us on any matter relating to our operations, policies or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXTMART, INC.

(Registrant)

Date:  January 4, 2008

By:  /s/

Ren Huiliang                                          _

Ren Huiliang, Chief Executive Officer

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